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                               JOHN HANCOCK TRUST

                       SUPPLEMENT DATED DECEMBER 14, 2005

                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2005


The "Risk Factors" section is amended to add the following:

LIFESTYLE TRUSTS

As permitted by Section 12 of the 1940 Act, each Lifestyle Trust invests in a number of other portfolios of the Trust ("Underlying Portfolios") and may reallocate or rebalance assets among the Underlying Portfolios.

From time to time, one or more of the Underlying Portfolios may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a Lifestyle Trust ("Rebalancings"), as effected by its subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global"). Shareholders should note that Rebalancings may affect the Underlying Portfolios:
Underlying Portfolios subject to redemptions by a Lifestyle Trust may find it necessary to sell securities; and the Underlying Portfolios that receive additional cash from a Lifestyle Trust will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a Lifestyle Trust owns, redeems, or invests in, a substantial portion of an Underlying Portfolio. Rebalancings could affect the Underlying Portfolios as noted below which could adversely affect their performance and, therefore, the performance of the Lifestyle Trusts.

Both John Hancock Investment Management Services, LLC (the "Adviser") and MFC Global will monitor the impact of Rebalancings on the Underlying Portfolios and attempt to minimize any such adverse impact, consistent with pursuing the investment objective of each Lifestyle Trust. However, there is no guarantee that the Adviser and MFC Global will be successful in doing so.

Possible Adverse Effects of Rebalancings on the Underlying Portfolios

1. Underlying Portfolios could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the Underlying Portfolios.

3. When a Lifestyle Trust owns a substantial portion of an Underlying Portfolio, a large redemption by the Lifestyle Trust could cause that Underlying Portfolio's expenses to


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increase and could potentially result in the portfolio becoming too small to be economically viable.

Both the Lifestyle Trusts and the Underlying Portfolios are managed by the Adviser. MFC Global, which is an affiliate of the Adviser, is the subadviser to each Lifestyle Trust and to certain of the Underlying Portfolios. Shareholders should note that the Adviser has the responsibility to oversee and monitor both the Lifestyle Trusts and the Underlying Portfolios and MFC Global has the responsibility to manage both the Lifestyle Trusts and certain of the Underlying Portfolios. As noted above, the Adviser and MFC Global will monitor the impact of Rebalancings on the Underlying Portfolios and attempt to minimize any adverse effect of the Rebalancings on the Underlying Portfolios, consistent with pursuing the investment objective of each Lifestyle Trust.

With respect to Rebalancings, shareholders should also note that MFC Global as the subadviser to both the Lifestyle Trusts and certain of the Underlying Portfolios, may appear to have incentive to allocate more Lifestyle Trust assets to those Underlying Portfolios that it subadvises. However, the Adviser believes it has no financial incentive since the net amount of advisory fee retained after payment of the subadvisory fee is the same for all underlying portfolios although the Adviser's ultimate controlling parent, MFC, may appear to have an incentive to do so since it also controls MFC Global. The Adviser will monitor MFC Global's allocation of Lifestyle Trust assets to the Underlying Portfolios to attempt to ensure that assets are not allocated to other MFC Global subadvised portfolios unless it is in the best interest of the Lifestyle Trust to do so. In addition, prior to appointing MFC Global as subadviser to an Underlying Portfolio, the Board of Trustees of the Trust will consider the affiliation between the Adviser and MFC Global as one of its factors in approving such appointment.